SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): August 9, 1996

                               STARTER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Delaware                   1-11812               06-0872266
(State or Other Jurisdiction   (Commission           (IRS Employer
   of Incorporation)            File Number)        Identification No.)


      370 James Street, New Haven, Connecticut         06513
     (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code: (203) 781-4000



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Item 2.  Acquisition or Disposition of Assets.

          On August 9, 1996, Starter Galt, Inc. (the "Buyer"), a wholly-owned subsidiary of Starter Corporation (the "Registrant"), purchased substantially all of the assets of Galt Sand Company and its wholly-owned subsidiaries, Galt Shop Company, Danaggers Company and Galt Sand Canada, Inc. (collectively, the "Sellers"). In consideration for the sale and delivery of the purchased assets, the Buyer paid to the Sellers $8,000,000 in common stock of the Registrant, $.01 par value per share, and assumed approximately $18,000,000 of the Sellers' liabilities. The assumption of a portion of the liabilities was funded by a loan from First Union Bank of Connecticut in the amount of $13,000,000.

          The Sellers conduct a wholesale apparel business and are engaged in the operation of certain factory outlet stores. The Buyer intends to continue the existing operations of the Sellers without any material changes.






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


          7(a)  Financial Statements of Businesses Acquired.

          It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

          7(b)  Pro Forma Financial Information.

          It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

          7(c)  Exhibits.

          The following exhibits are included as part of this Report:

          2.1 Asset Purchase and Sale Agreement, dated July 31, 1996, by and among Starter Galt, Inc., Galt Sand Company, Galt Shop Company, Galt Sand Canada, Inc., Danaggers Company and the Shareholders named therein.

          2.2 Registration Rights Agreement, dated as of August 9, 1996, by and among the Registrant, Galt Sand Company, Galt Shop Company, Galt Sand Canada, Inc. and Danaggers Company.

          99.1 Press release of the Registrant, dated August 19, 1996.












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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STARTER CORPORATION



Date: August 21, 1996              By:/s/ Lawrence C. Longo, Jr.
                                      ------------------------------------------
                                       Lawrence C. Longo, Jr.
                                       Chief Financial Officer

























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                                  EXHIBIT INDEX


Exhibit No.    Description
- -----------    -----------

2.1 Asset Purchase and Sale Agreement, dated July 31, 1996, by and among Starter Galt, Inc., Galt Sand Company, Galt Shop Company, Galt Sand Canada, Inc., Danaggers Company and the Shareholders named therein.

2.2 Registration Rights Agreement, dated as of August 9, 1996, by and among the Registrant, Galt Sand Company, Galt Shop Company, Galt Sand Canada, Inc. and Danaggers Company.

99.1           Press Release of the Registrant, dated August 19, 1996.